UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 14, 2022
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 14, 2022, Oportun Financial Corporation (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on three proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022 (the "Proxy Statement"). At the beginning of the Annual Meeting, there were 23,096,824 shares of common stock present at the Annual Meeting in person or by proxy, which represented 70.4% of the voting power of the shares of common stock entitled to vote at the Annual Meeting.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.Election of three Class III directors, Carl Pascarella, Raul Vazquez, and R. Neil Williams, each to serve a three-year term, which will expire at the 2025 annual meeting of stockholders, or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Nominees	FOR	WITHHELD	BROKER NON-VOTES
Carl Pascarella	15,853,398	5,688,809	1,554,617
Raul Vazquez	18,865,572	2,676,635	1,554,617
R. Neil Williams	16,357,836	5,184,371	1,554,617

Based on the votes set forth above, each of the director nominees were duly elected.

2. Ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

FOR	AGAINST	ABSTAIN
23,068,327	26,272	2,225

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

3. Non-binding advisory resolution to approve the Company's named executive officer compensation, as described in the proxy materials.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,808,056	730,880	3,271	1,554,617

Based on the votes set forth above, the stockholders advised that they were in favor of the Company's named executive officer compensation set forth in the proxy materials.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	June 16, 2022	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)